UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2024

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

On August 1, 2024, Sculptor Diversified Real Estate Income Trust, Inc. (the “Company”) issued the following shares based on the respective net asset value per share as of June 30, 2024.

The following table details the shares issued and gross proceeds:

	Number of Shares Issued	Gross Proceeds
Class E Shares(1)	9,784	$105,592
Class FF Shares	2,356	25,000
Class AA Shares(2)	237,565	2,570,600
Class A Shares	27,202	291,000
Total	276,907	$2,992,192
_______________________________________
(1) Class E shares were issued to Sculptor Advisors LLC as payment for accrued management fees.
(2) Includes sales load fees of $40,600 for Class AA Shares.

On July 12, 2024, the Company, pursuant to its distribution reinvestment plan, issued the following shares based on the respective net asset value per share as of May 31, 2024:

	Number of Shares Issued	Purchase Price
Class E Shares(1)	1,265	$13,731
Class F Shares	126	1,354
Class FF Shares	21,376	227,910
Class AA Shares	4,073	43,670
Total	26,840	$286,665
_______________________________________
(1) Includes distributions of 132 Class E restricted shares or $1,429 of shares in connection with the restricted stock held by our independent directors under our independent director compensation plan.

The offer, sale, and issuance of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

Item 7.01. Regulation FD Disclosure.

July 2024 Distributions

On July 31, 2024, the Company declared distributions for each class of its common stock in the amounts per share set forth below:

	Gross Distribution	Distribution Fees	Net Distribution
Class E Shares	$0.0624	$—	$0.0624
Class F Shares	$0.0624	$—	$0.0624
Class FF Shares	$0.0624	$0.0045	$0.0579
Class AA Shares	$0.0624	$0.0045	$0.0579

The net distributions for each class of common stock (which represents the gross distributions less distribution fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on July 31, 2024 and will be paid on or about August 12, 2024. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Herbert A. Pollard
Name:	Herbert A. Pollard
Title:	Chief Financial Officer

Date:	August 5, 2024